Exhibit 99.1

Unaudited Pro forma Condensed Consolidated Statements of Operations and Balance Sheet to Reflect Sale of Nockatunga Fields Assets

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 and statements of operations for the year ended June 30, 2009 and the three months ended September 30, 2009, give effect to the following transaction:

On December 22, 2009, Magellan Petroleum Australia Limited (“MPAL”), the wholly-owned Australian subsidiary of Magellan Petroleum Corporation, and a wholly-owned subsidiary of MPAL (collectively, the “Company”) entered into an Asset Sale Agreement (the “Nockatunga Asset Sale Agreement”), dated December 22, 2009, with Santos QNT Pty Ltd. (the “Buyer”) and Vamgas Pty Ltd., and simultaneously closed the transactions described therein on December 22, 2009 (the “Closing Date”). The effective date of the Nockatunga asset sale transaction is January 1, 2010.

Under the Nockatunga Asset Sale Agreement, the Company sold to the Buyer all of its ownership interests in five petroleum production leases covering the Nockatunga oil fields and an adjacent exploration authority to prospect (41% working interest) and the related agreements. The Company received cash consideration for the sale of its Nockatunga assets of Aus. $6.3 million, or approximately U.S. $5.6 million, on the Closing Date. The Company expects to apply the proceeds into ongoing near-term strategic efforts.

The following unaudited pro forma condensed consolidated financial statements and explanatory notes present how the consolidated financial statements of the Company may have appeared had the sale of the Nockatunga assets occurred as of September 30, 2009 (with respect to the balance sheet) and as of July 1, 2008 (with respect to the income statements).

This pro form condensed consolidated financial information should be read together with the Company’s audited historical consolidated financial statements and related notes included in the Annual Report on Form 10-K for the year ended June 30, 2009 and its Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2009. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes and do not purport to represent what the results of operations or financial position of the Company would actually have been had the transaction described above occurred on the dates note above, or to project the results of operations or financial position of the Company for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The pro forma adjustments are directly attributable to the transaction and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

MAGELLAN PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2009
	Magellan Petroleum Corporation Historical	Pro Forma Adjustments		Magellan Petroleum Corporation Pro Forma
	(UNAUDITED)	(NOTE)		(UNAUDITED)
ASSETS
Current assets:
Cash and cash equivalents	$42,287,365	$5,499,270	(a)	$47,786,635
Accounts receivable — Trade (net of allowance for doubtful accounts of $97,726)	4,567,838	(283,018	)(a)	4,284,820
Accounts receivable — working interest partners	239,215	—		239,215
Marketable securities	2,496,846	—		2,496,846
Inventories	439,999	(56,840	)(a)	383,159
Deferred income taxes	534,923	16,224	(a)	551,147
Securities available for sale (at fair value)	8,032,791	—		8,032,791
Other assets	306,228	—		306,228

Total current assets	58,905,205	5,175,636		64,080,841

Deferred income taxes	6,069,563	(1,811,061	)(a)	4,258,502
Property and equipment, net:
Oil and gas properties (successful efforts method)	127,954,942	(17,344,404	)(a)	110,610,538
Land, buildings and equipment	3,194,525	(33,350	)(a)	3,161,175
Field equipment	941,995	—		941,995

	132,091,462	(17,377,754)		114,713,708

Less accumulated depletion, depreciation and amortization	(113,177,657)	15,430,252	(a)	(97,747,405)

Net property and equipment	18,913,805	(1,947,502)		16,966,303
Goodwill	4,020,706	—		4,020,706

Total assets	$87,909,279	$1,417,073		$89,326,352

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,712,468	$(377,457	)(a)	$2,335,011
Accrued liabilities	1,528,513	—		1,528,513
Income taxes payable	1,998,273	62,680	(a)	2,060,953

Total current liabilities	6,239,254	(314,777)		5,924,477

Long term liabilities:
Deferred income taxes	1,854,422	(50,435	)(a)	1,803,987
Other long term liabilities	97,440	—		97,440
Asset retirement obligations	10,827,520	(1,848,450	)(a)	8,979,070
Warrants	3,517,765	—		3,517,765

Total long term liabilities	16,297,147	(1,898,885)		14,398,262

Stockholders’ equity:
Common stock, par value $.01 per share: Authorized 200,000,000 shares outstanding 50,225,977 and 41,500,325, respectively	501,958	—		501,958
Capital in excess of par value	81,253,295	—		81,253,295
Accumulated deficit	(23,490,183)	3,630,735	(a)	(19,859,448)
Accumulated other comprehensive income	7,107,808	—		7,107,808

Total stockholders’ equity	65,372,878	3,630,735		69,003,613

Total liabilities and stockholders’ equity	$87,909,279	$1,417,073		$89,326,352

See accompanying notes to the unaudited proforma condensed consolidated financial statements.

MAGELLAN PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	THREE MONTHS ENDED September 30, 2009
	Magellan Petroleum Corporation Historical	Pro Forma Adjustments		Magellan Petroleum Corporation Pro Forma
REVENUES:
Oil sales	$2,786,826	$(892,152	)(b)	$1,894,674
Gas sales	5,408,946	—		5,408,946
Other production related revenues	683,014	—		683,014

Total revenues	8,878,786	(892,152)		7,986,634

COSTS AND EXPENSES:
Production costs	3,330,606	(450,513	)(b)	2,880,093
Exploration and dry hole costs	339,113	(69,619	)(b)	269,494
Salaries and employee benefits	1,743,508	(11,819	)(b)	1,731,689
Depletion, depreciation and amortization	1,163,006	(246,128	)(b)	916,878
Auditing, accounting and legal services	384,388	(10,002	)(b)	374,386
Accretion expense	174,767	(26,586	)(b)	148,181
Shareholder communications	78,527	(1,085	)(b)	77,442
Loss on sale of assets	5,190	—		5,190
Other administrative expenses	2,362,309	(115,295	)(b)	2,247,014

Total costs and expenses	9,581,414	(931,047)		8,650,367

Operating (loss) income	(702,628)	38,895		(663,733)
Warrant expense	(1,392,471)	—		(1,392,471)
Investment income	1,496,537	(371	)(b)	1,496,166

(Loss) income before income taxes	(598,562)	38,524		(560,038)
Income tax provision	(698,702)	(11,557	)(b)	(710,259)

NET (LOSS) INCOME	$(1,297,264)	$26,967		$(1,270,297)

Average number of shares outstanding
Basic	49,545,601			49,545,601

Diluted	49,545,601			49,545,601

NET (LOSS) INCOME PER SHARE (BASIC AND DILUTED)	$(0.03)			$(0.03)

See accompanying notes to the unaudited proforma condensed consolidated financial statements.

MAGELLAN PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	YEAR ENDED June 30, 2009
	Magellan Petroleum Corporation Historical	Pro Forma Adjustments		Magellan Petroleum Corporation Pro Forma
REVENUES:
Oil sales	$11,479,660	$(4,195,992	)(b)	$7,283,668
Gas sales	14,740,296	—		14,740,296
Other production related revenues	1,970,621	—		1,970,621

Total revenues	28,190,577	(4,195,992)		23,994,585

COSTS AND EXPENSES:
Production costs	8,153,263	(1,401,800	)(b)	6,751,463
Exploration and dry hole costs	3,475,937	(1,483,152	)(b)	1,992,785
Salaries and employee benefits	1,708,997	(35,981	)(b)	1,673,016
Depletion, depreciation and amortization	6,785,952	(2,438,747	)(b)	4,347,205
Auditing, accounting and legal services	1,576,509	(22,452	)(b)	1,554,057
Accretion expense	531,405	(102,999	)(b)	428,406
Shareholder communications	633,112	—		633,112
Loss (gain) on sale of assets	12,072	(2,377,697	)(c)	(2,365,625)
Impairment loss	63,740	—		63,740
Other administrative expenses	3,969,658	223,730	(b)	4,193,388

Total costs and expenses	26,910,645	(7,639,098)		19,271,547

Operating (loss) income	1,279,932	3,443,106		4,723,038
Interest income	1,583,065	(7,812	)(b)	1,575,253

Income before income taxes	2,862,997	3,435,294		6,298,291
Income tax provision	(2,198,422)	(1,030,588	)(b)/(c)	(3,229,010)

NET INCOME	$664,575	$2,404,706		$3,069,281

Average number of shares outstanding
Basic	41,500,325			41,500,325

Diluted	41,500,325			41,500,325

NET (LOSS) INCOME PER SHARE (BASIC AND DILUTED)	$0.02			$0.07

See accompanying notes to the unaudited proforma condensed consolidated financial statements.

MAGELLAN PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Pro Forma Adjustments and Assumptions

(a)	Reflects proceeds from the sale of Nockatunga assets of Aus. $6.3 million at a U.S. exchange rate at September 30, 2009 of .8729 and the elimination of net assets and liabilities related to the Nockatunga operations. The difference between these amounts represents the financial gain on the sale of approximately U.S. $5.3 million net of a related tax liability of $1.6 million calculated at 30%, assuming the sale had closed on September 30, 2009.

(b)	Reflects elimination of sales and all expenses and interest income related to Nockatunga operations for the three months ended September 30, 2009 and the year ended June 30, 2009, assuming the sale had closed July 1, 2008.

(c)	Reflects gain from the sale of Nockatunga assets assuming the sale had closed on July 1, 2008, calculated on proceeds of Aus. $6.3 million at a U.S. exchange rate at July 1, 2008 of .9615 for a net gain of approximately $2.4 million. The related tax of approximately $720,000 is calculated at 30%.